Exhibit 99.1
Direct Digital Holdings Reports First Quarter 2026     Financial Results

Houston, TX, May 11, 2026 -- Direct Digital Holdings, Inc. (Nasdaq: DRCT) ("Direct Digital Holdings" or the "Company"), a leading advertising and marketing technology platform operating through its companies Orange 142, LLC ("Orange 142") and Colossus Media, LLC ("Colossus SSP"), today announced financial results for the first quarter ended March 31, 2026.

Mark D. Walker, Chairman and Chief Executive Officer, commented, “We remain focused on organically growing our sales pipeline by enhancing how we reach and support customers across a broader set of go‑to‑market channels. Alongside product innovation initiatives such as Ignition+, our sales teams are seeing encouraging engagement through expanded enterprise outreach, diversified combination of enterprise sales, inside and outside sales efforts, and new distribution and lead‑generation channels. This multi‑channel approach is broadening our reach, improving sales efficiency, and positioning us to drive more consistent, scalable growth over time.”

Keith Smith, President, commented, “With a more streamlined operating model and a clearer focus on our core strengths, we believe we are positioned to thoughtfully evaluate strategic opportunities that could complement our existing platform. While our primary focus remains execution and organic growth, we continually assess potential partnerships or acquisitions that align with our long‑term objectives and shareholder value creation.”

First Quarter 2026 Financial Results

•Revenue of $6.7 million decreased 18% compared to $8.2 million in the first quarter of 2025. The decrease in revenue was driven primarily by a $2.0 million decrease in spending by demand side platform (“DSP”) customers during the first quarter of 2026.
•Gross profit was $2.3 million, or 34% of revenue, compared to $2.4 million, or 29% of revenue, in the first quarter of 2025.
•Operating expenses of $5.5 million decreased 13% compared to $6.3 million in the first quarter of 2025.
•Operating loss was $3.3 million, compared to $3.9 million in the first quarter of 2025.
•Net loss was $5.6 million compared to net loss of $5.9 million in the first quarter of 2025.
•Adjusted EBITDA(1) loss improved to $2.6 million .in the first quarter of 2026 compared to a loss of $3.0 million in the first quarter of 2025.
•As of March 31, 2026, the Company held cash and cash equivalents of $0.8 million compared to $0.7 million as of December 31, 2025.

Diana Diaz, Chief Financial Officer, commented, “We continue to manage the business with a strong emphasis on capital discipline, liquidity, and cost control as we navigate our next phase of execution. While our focus remains on operating performance and organic progress, we believe it is important to retain flexibility to evaluate strategic opportunities that are consistent with our long‑term objectives, provided they meet our financial and risk‑return thresholds.”

Conference Call and Webcast Details

Direct Digital Holdings will host a conference call on Monday, May 11, 2026, at 11:00 a.m. Eastern Time to discuss the Company’s first quarter 2026 financial results. The live webcast and replay can be accessed at https://ir.directdigitalholdings.com/news-events/ir-calendar. Please access the website at least fifteen minutes prior to the call to register, download and install any necessary audio software. For those who cannot access the webcast, a replay will be available at https://ir.directdigitalholdings.com/.
(1) “Adjusted EBITDA” is a non-GAAP financial measure. The section titled “Non-GAAP Financial Measures” below describes our usage of non-GAAP financial measures and provides reconciliations between historical GAAP and non-GAAP information contained in this press release.

Cautionary Note Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws that are subject to certain risks, trends and uncertainties. We use words such as “could,” “would,” “may,” “might,” “will,” “expect,” “likely,” “believe,” “continue,” “anticipate,” “estimate,” “intend,” “plan,” “project” and other similar expressions to identify forward-looking statements, but not all forward-looking statements include these words. All of our forward-looking statements involve estimates and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to the information described under the caption “Risk Factors” and elsewhere in our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Form 10-K”) and subsequent periodic and or current reports filed with the Securities and Exchange Commission (the “SEC”).

The forward-looking statements contained in this press release are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you read and consider this press release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (many of which are beyond our control) and assumptions.

Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual operating and financial performance and cause our performance to differ materially from the performance expressed in or implied by the forward-looking statements. We believe these factors include, but are not limited to, the following: the ability to realize the benefit of our strategic shift to focusing on driving digital marketing spend among historical buyers of managed advertising campaigns and new enterprise customers; the restrictions and covenants imposed upon us by our credit facilities; the substantial doubt about our ability to continue as a going concern, which may hinder our ability to obtain future financing; our ability to secure additional financing to meet our capital needs; our ability to maintain compliance with the listing standards of the Nasdaq Capital Market; any significant fluctuations caused by our high customer concentration; risks related to non-payment by our clients; reputational and other harms caused by our failure to detect advertising fraud; operational and performance issues with our platform, whether real or perceived, including a failure to respond to technological changes or to upgrade our technology systems; restrictions on the use of third-party “cookies,” mobile device IDs or other tracking technologies, which could diminish our platform’s effectiveness; unfavorable publicity and negative public perception about our industry, particularly concerns regarding data privacy and security relating to our industry’s technology and practices, and any perceived failure to comply with laws and industry self-regulation; our failure to manage our growth effectively; the difficulty in identifying and integrating any future acquisitions or strategic investments; any changes or developments in legislative, judicial, regulatory or cultural environments related to information collection, use and processing; challenges related to our clients that are destination marketing organizations and that operate as public/private partnerships; any strain on our resources or diversion of our management’s attention as a result of being a public company; the intense competition of the digital advertising industry and our ability to effectively compete against current and future competitors; any significant inadvertent disclosure or breach of confidential and/or personal information we hold, or of the security of our or our customers’, suppliers’ or other partners’ computer systems; as a holding company, we depend on distributions from Direct Digital Holdings, LLC (“DDH LLC”) to pay our taxes, expenses (including payments under the Tax Receivable Agreement) and any amount of any dividends we may pay to the holders of our common stock; any failure by us to maintain or implement effective internal controls or to detect fraud; and other factors and assumptions discussed in our Form 10-K and subsequent periodic and current reports we may file with the SEC.

Should one or more of these risks or uncertainties materialize or should any of these assumptions prove to be incorrect, our actual operating and financial performance may vary in material respects from the performance projected in these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as required by law, we undertake no obligation to update any forward-looking statement contained in this press release to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. New factors that could cause our business not to develop as we expect emerge from time to time, and it is not possible for us to predict all of them. Further, we cannot assess the impact of each currently known or new factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

About Direct Digital Holdings

Direct Digital Holdings (Nasdaq: DRCT) is an end-to-end, AI-powered advertising technology and media solutions provider. The Company combines advanced technology with award-winning media and marketing expertise to enhance reach and drive performance for brands, agencies, and publishers of all sizes. Through Orange 142, a leading digital marketing and advertising agency, the Company delivers customized, audience-focused campaigns that enable mid-market and enterprise companies to achieve measurable results across programmatic, search, social, CTV, influencer marketing, and more. The Company also provides curated access to premium digital media inventory through its proprietary media-buying platform. With expertise across high-growth sectors—including Energy, Higher Education, Travel & Tourism, and Financial Services—Direct Digital Holdings helps brands reach and engage audiences more effectively across the evolving digital media ecosystem.

DIRECT DIGITAL HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and par value amounts)

	March 31, 2026	December 31, 2025
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$796	$728
Accounts receivable, net of provision for credit losses of $944	2,782	3,126
Prepaid expenses and other current assets	826	890
Total current assets	4,404	4,744

Property, equipment and software, net	133	166
Goodwill	6,520	6,520
Intangible assets, net	7,438	7,852
Operating lease right-of-use assets	655	702
Other long-term assets	109	172
Total assets	$19,259	$20,156

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES
Accounts payable	$8,294	$7,820
Accrued liabilities	1,887	2,164
Accrued liabilities - related party	512	3,663
Liability related to tax receivable agreement, current portion	41	41
Current maturities of long-term debt - related party	16,548	12,003
Deferred revenues	776	513
Operating lease liabilities, current portion	227	221
Income taxes payable	—	—
Total current liabilities	28,285	26,425

Long-term debt, net of current portion	145	146
Operating lease liabilities, net of current portion	550	608
Total liabilities	28,980	27,179

COMMITMENTS AND CONTINGENCIES (Note 9)

STOCKHOLDERS’ DEFICIT
Series A Convertible Preferred Stock, $0.001 par value per share, 10,000,000 shares authorized, 27,077 shares issued and outstanding	—	—
Class A Common Stock, $0.001 par value per share, 760,000,000 shares authorized, 700,759 and 331,076 shares issued and outstanding, respectively	1	—
Class B Common Stock, $0.001 par value per share, 20,000,000 shares authorized, 42,160 shares issued and outstanding	—	—
Additional paid-in capital	28,403	25,812
Accumulated deficit	(32,970)	(27,720)
Noncontrolling interest	(5,155)	(5,115)
Total stockholders’ deficit	(9,721)	(7,023)
Total liabilities and stockholders’ deficit	$19,259	$20,156

DIRECT DIGITAL HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per-share data)

	Three Months Ended March 31,
	2026	2025
Revenues	6,680	8,157
Cost of revenues	4,418	5,764
Gross profit	2,262	2,393

Operating expenses
Compensation, taxes and benefits	3,021	3,664
General and administrative	2,492	2,653
Total operating expenses	5,513	6,317
Loss from operations	(3,251)	(3,924)

Other income (expense)
Other income	7	28
Loss on settlement of accounts payable	(1,247)	—
Loss on debt extinguishment	(517)	—
Expenses for Equity Reserve Facility	—	(198)
Interest expense and amortization of deferred financing cost and debt discount (premium), net	(563)	(1,846)
Total other expense, net	(2,320)	(2,016)

Loss before income taxes	(5,571)	(5,940)
Income tax expense	—	—
Net loss	(5,571)	(5,940)

Net loss attributable to noncontrolling interest	(321)	(3,585)
Net loss attributable to Direct Digital Holdings, Inc.	$(5,250)	$(2,355)

Net loss per common share attributable to Direct Digital Holdings, Inc.:
Basic and diluted	$(10.32)	$(77.21)

Weighted-average number of shares of common stock outstanding:
Basic and diluted	575	31

DIRECT DIGITAL HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended March 31,
	2026	2025
Cash Flows Used In Operating Activities:
Net loss	$(5,571)	$(5,940)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of deferred financing cost and debt discount (premium), net	18	1,818
Amortization of intangible assets	414	488
Reduction in carrying amount of right-of-use assets	47	46
Depreciation and amortization of property, equipment and software	33	68
Stock-based compensation	183	316
Loss on settlement of accounts payable	1,247	—
Loss on debt extinguishment	517	—
Interest paid in kind	542	—
Expenses for Equity Reserve Facility	—	198
Changes in operating assets and liabilities:
Accounts receivable	344	582
Prepaid expenses and other assets	127	69
Accounts payable	1,114	(633)
Accrued liabilities and tax receivable agreement payable	(275)	254
Income taxes payable	—	19
Deferred revenues	263	51
Operating lease liability	(53)	(44)
Net cash used in operating activities	(1,050)	(2,708)

Cash Flows Used In Investing Activities:
Cash paid for capitalized software and property and equipment	—	(15)
Net cash used in investing activities	—	(15)

Cash Flows Provided by Financing Activities:
Payment of expenses for Equity Reserve Facility	—	(198)
Proceeds from issuance of Class A Common Stock	1,119	3,311
Payment of deferred financing cost	—	(46)
Payments on loans	(1)	—
Net cash provided by financing activities	1,118	3,067

Net increase in cash and cash equivalents	68	344
Cash and cash equivalents, beginning of the period	728	1,445
Cash and cash equivalents, end of the period	$796	$1,789

Non-cash Financing Activities:
Reclassification of Exit Fee from accrued liabilities to debt	$3,608	$—
Settlement of accounts payable through issuance of common stock	$2,028	$—
Accrued dividends	$457	$—
Common stock issued for subscription receivable	$—	$90

NON-GAAP FINANCIAL MEASURES

In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), including, in particular operating income, net cash provided by operating activities, and net income, we believe that earnings before interest, taxes, depreciation and amortization, as adjusted for stock-based compensation, expenses for the Equity Reserve Facility, loss on settlement of accounts payable and loss on debt extinguishment (“Adjusted EBITDA”), a non-GAAP measure, is useful in evaluating our operating performance. The most directly comparable GAAP measure to Adjusted EBITDA is net income. The following table (in thousands) presents a reconciliation of Adjusted EBITDA to net loss for each of the periods presented (unaudited):

	Three Months Ended March 31,
	2026	2025
Net loss	$(5,571)	$(5,940)
Add back (deduct):
Interest expense and amortization of deferred financing cost and debt discount (premium), net	563	1,846
Loss on settlement of accounts payable	1,247	—
Loss on debt extinguishment	517	—
Amortization of intangible assets	414	488
Stock-based compensation	183	316
Depreciation and amortization of property, equipment and software	33	68
Expenses for Equity Reserve Facility	—	198
Adjusted EBITDA	$(2,614)	$(3,024)

In addition to operating income and net income, we use Adjusted EBITDA as a measure of operational efficiency. We believe that this non-GAAP financial measure is useful to investors for period-to-period comparisons of our business and in understanding and evaluating our operating results for the following reasons:

•Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s operating performance without regard to items such as depreciation and amortization, interest expense, provision for income taxes, stock-based compensation and certain items such as acquisition transaction costs, losses from financing activities and costs for the Equity Reserve Facility that can vary substantially from company to company depending upon their financing, capital structures and the method by which assets were acquired;

•Our management uses Adjusted EBITDA in conjunction with GAAP financial measures for planning purposes, including the preparation of our annual operating budget, as a measure of operating performance and the effectiveness of our business strategies and in communications with our board of directors concerning our financial performance; and

•Adjusted EBITDA provides consistency and comparability with our past financial performance, facilitates period-to-period comparisons of operations, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.

Our use of this non-GAAP financial measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our financial results as reported under GAAP.

Contacts:
Investors:
IMS Investor Relations
Walter Frank/Jennifer Belodeau
(203) 972-9200
investors@directdigitalholdings.com